UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Purchase and Sale Agreement
Press Release dated April 6, 2006

Item 1.01 Entry into a Material Definitive Agreement.
          On April 6, 2006, Williams Partners L.P. (the “Partnership”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Williams Energy Services, LLC (“WES”), Williams Field Services Group, LLC (“WFSG”), Williams Field Services Company, LLC (“WFSC”), Williams Partners GP LLC, the general partner of the Partnership (the “General Partner”), and Williams Partners Operating LLC, the operating subsidiary of the Partnership (“Williams OLLC”). Pursuant to the Purchase Agreement, WES, WFSG, WFSC and the General Partner will contribute to the Partnership a 25.1% membership interest in Williams Four Corners LLC (“Four Corners”) for aggregate consideration of $360.0 million. Prior to or at closing, WFSC will contribute to Four Corners its natural gas gathering, processing and treating assets in the San Juan Basin in New Mexico and Colorado. The closing of the Purchase Agreement is subject to the satisfaction of a number of conditions, including our ability to obtain financing and the receipt of all necessary consents. The Partnership expects closing to occur in the second quarter of 2006.
          The description of the Purchase Agreement herein is qualified by reference to the copy of the Purchase Agreement, including exhibits, filed as Exhibit 2.1 to this report, which is incorporated by reference into this report in its entirety.
          The Williams Companies, Inc. (“Williams”) currently directly or indirectly owns (i) 100% of the General Partner, which allows it to control the Partnership, and (ii) 100% of WES, WFSG, WFSC and Four Corners. Accordingly, the conflicts committee of the board of directors of the General Partner recommended approval of the Partnership’s acquisition of the 25.1% interest in Four Corners. The conflicts committee retained independent legal and financial advisors to assist it in evaluating and negotiating the transaction. In recommending approval of the transaction, the conflicts committee based its decision in part on an opinion from the committee’s independent financial advisor that the consideration to be paid by the Partnership is fair, from a financial point of view, to the Partnership and its unitholders.
          Further, certain officers and directors of the General Partner serve as officers and/or directors of Williams, WES, WFSG and WFSC. The General Partner serves as the general partner of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership. The Partnership is also party to a Working Capital Loan Agreement where Williams is the lender and the Partnership is the borrower. Further, the Partnership and Williams are both party to an Amended and Restated Credit Agreement with certain lenders whereby the Partnership is permitted to borrow up to $75 million for general partnership purposes, including acquisitions.
Item 7.01 Regulation FD Disclosure.
          On April 6, 2006, the Partnership and Williams issued a joint press release announcing that Williams has agreed to sell a 25.1% interest in Four Corners to the Partnership. Closing of the transactions is subject to regulatory approvals and other conditions and is expected to be completed in the second quarter of 2006. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.
          The press release is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
          Certain matters discussed in this current report on Form 8-K including the press release furnished hereto, excluding historical information, include forward-looking statements — statements that discuss the Partnership’s expected future results based on current and pending business operations. The Partnership makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “may,” “anticipates,” “believes,” “expects,” “planned,” “scheduled,” “could,” “continues,” “estimates,” “forecasts,” “might,” “potential,” “projects,” or similar expressions. Similarly, statements that describe the Partnership’s future plans, objectives or goals are also forward-looking statements. Although the Partnership believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties, and risks that may cause future results to be materially different from the results stated or implied in the reports, filings or other public announcements. These risks and uncertainties include, among other things: the Partnership may not have sufficient cash from operations to enable it to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to its general partner; because of the natural decline in production from existing wells, the success of the Partnership’s gathering and transportation business depends on its ability to connect new sources of natural gas supply, which is dependent on factors beyond the Partnership’s control; any decrease in supplies of natural gas could adversely affect the Partnership’s business and operating results; the Partnership’s processing, fractionation and storage businesses could be affected by any decrease in the price of natural gas liquids or a change in the price of natural gas liquids relative to the price of natural gas; The Williams Companies, Inc.’s revolving credit facility and Williams’ public indentures contain financial and operating restrictions that may limit the Partnership’s access to credit; in addition, the Partnership’s ability to obtain credit in the future will be affected by Williams’ credit ratings; the Partnership’s general partner and its affiliates have conflicts of interest and limited fiduciary duties, which may permit them to favor their own interests to the detriment of the Partnership’s unitholders; even if unitholders are dissatisfied, they cannot currently remove the Partnership’s general partner without its consent; unitholders may be required to pay taxes on their share of the Partnership’s income even if they do not receive any cash distributions from the Partnership; the Partnership’s operations are subject to operational hazards and unforeseen interruptions for which it may or may not be adequately insured; lower natural gas and oil prices could adversely affect the Partnership’s fractionation and storage businesses; the Partnership depends on certain key customers and producers for a significant portion of its revenues and supply of natural gas and natural gas liquids and the loss of any of these key customers or producers could result in a decline in its revenues and cash available to pay distributions; and if third-party pipelines and other facilities interconnected to the Partnership’s pipelines and facilities become unavailable to transport natural gas and natural gas liquids or to treat natural gas, the Partnership’s revenues and cash available to pay distributions could be adversely affected. When considering these forward-looking statements, investors should keep in mind the risk factors and other cautionary statements in the Partnership’s annual report on Form 10-K for the year ended December 31, 2005 available from the Partnership’s offices or from the Partnership’s website at http://www.williamslp.com. The forward-looking statements included in this current report on Form 8-K and the press release furnished hereto are only made as of the date of the report or press release and the Partnership undertakes no obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit Number	Description
#Exhibit 2.1	Purchase and Sale Agreement, dated April 6, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC.

Exhibit 99.1	Press Release dated April 6, 2006.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	Williams Partners GP LLC,
its General Partner

Date: April 6, 2006	/s/ Alan S. Armstrong

Alan S. Armstrong Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
#Exhibit 2.1	Purchase and Sale Agreement, dated April 6, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC.

Exhibit 99.1	Press Release dated April 6, 2006.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.